SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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CHINA BROADBAND, INC.
(Name of Registrant as Specified in Its Charter)

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CHINA BROADBAND, INC.
27 Union Square, West Suite 502
New York, New York  10003
212-206-1216

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is first being mailed on or about January 21, 2011, to the holders of record of the outstanding common stock, $0.001 par value per share (the “Common Stock”), of China Broadband, Inc., a Nevada corporation (the “Company”), as of the close of business on January 10, 2011 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This Information Statement relates to a written consent in lieu of a meeting, dated January 10, 2011, (the “Written Consent”) of shareholders of the Company owning at least a majority of the outstanding shares of Common Stock as of the Record Date (the “Majority Shareholders”).  Except as otherwise indicated by the context, references in this Information Statement to “Company,” “we,” “us” or “our” are references to China Broadband, Inc.

The Written Consent authorized and approved a Certificate of Amendment of our Articles of Incorporation (the “Certificate of Amendment”) to change our name to “YOU On Demand Holdings, Inc.” A copy of the Certificate of Amendment is attached to this Information Statement as Appendix A.

The Written Consent constitutes the consent of a majority of the total number of shares eligible to vote on matters submitted to a vote of holders of our Common Stock and is sufficient under the Nevada Revised Statutes and our bylaws to approve the filing of the Certificate of Amendment.  Accordingly, the amendment is not currently being submitted to our other shareholders for a vote.  The action by Written Consent will become effective approximately 20 days after the filing of this Information Statement (the “Effective Date”).

This is not a notice of a meeting of shareholders and no shareholders’ meeting will be held to consider the matters described herein.  This Information Statement is being furnished to you solely for the purpose of informing you of the matters described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

By Order of the Board of Directors,

Marc Urbach

President

GENERAL INFORMATION
 This Information Statement is being first mailed on or about January 21, 2011 to our shareholders by our Board of Directors to provide material information regarding corporate actions that have been approved by the Written Consent of the Majority Shareholders.

Only one copy of this Information Statement is being delivered to two or more shareholders who share an address unless we have received contrary instruction from one or more of such shareholders.  We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered.  If you would like to request additional copies of the Information Statement, if in the future you would like to receive multiple copies of information statements, proxy statements or annual reports, or if you are currently receiving multiple copies of these documents and would like to receive only a single copy, please so instruct us by calling or writing to our corporate secretary at the Company’s executive offices at the telephone number or address specified above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CORPORATE ACTIONS TAKEN BY THE MAJORITY SHAREHOLDERS.

The entire cost of furnishing this Information Statement will be borne by the Company.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

AUTHORIZATION BY THE BOARD OF DIRECTORS
AND THE MAJORITY SHAREHOLDERS

Under the Nevada Revised Statutes and our bylaws, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by shareholders holding at least a majority of the voting power.

On the Record Date, we had (i) 660,768,745 shares of Common Stock issued and outstanding, with the holders thereof being entitled to cast one vote per share, and (ii) 7,000,000 shares of Series A Preferred Stock issued and outstanding, with holders thereof being entitled to cast ten votes for every share of Common Stock that is issuable upon conversion of a share of Series A Preferred Stock (each share of Series A Preferred Stock is convertible into ten shares of Common Stock).

On January 10, 2011, our Board of Directors unanimously adopted resolutions approving the Certificate of Amendment and recommended that our shareholders approve the Certificate of Amendment as set forth in Appendix A.  In connection with the adoption of these resolutions, our Board of Directors elected to seek the written consent of the holders of a majority of our outstanding shares in order to reduce associated costs and implement the proposals in a timely manner.

The approval of the Written Consent requires the affirmative vote or written consent of a majority of the issued and outstanding shares of Common Stock.  Each shareholder is entitled to one vote per share of Common Stock on any matter that may properly come before the shareholders

CONSENTING SHAREHOLDERS

On January 10, 2010, shareholders holding a majority of our outstanding voting securities consented in writing to the filing of the Certificate of Amendment.  We will, when permissible following the expiration of the 20 day period mandated by Rule 14c of the Exchange Act and the provisions of the Nevada Revised Statutes, file the Certificate of Amendment with the Nevada Secretary of State’s Office.  The Certificate of Amendment will become effective upon such filing and we anticipate that such filing will occur approximately 20 days after this Information Statement is first mailed to our shareholders.

PROPOSALS BY SHAREHOLDERS

No shareholder entitled to vote has transmitted any proposal to be acted upon by the Company.

DISSENTERS’ RIGHTS

Under the Nevada Revised Statutes, holders of our Common Stock are not entitled to dissenters’ rights of appraisal with respect to the Written Consent.

AMENDMENT OF OUR ARTICLES OF INCORPORATION

Our current Articles of Incorporation states that the name of the Company is “China Broadband, Inc.”  On January 10, 2011, our Board of Directors unanimously approved, subject to receiving the approval of the holders of a majority of our outstanding capital stock, an amendment to our Articles of Incorporation to change our name to “YOU On Demand Holdings, Inc.”  The Majority Shareholders approved the Certificate of Amendment pursuant to a Written Consent dated as of January 10, 2011.  The proposed Certificate of Amendment is attached hereto as Appendix A.

The Certificate of Amendment effecting the name change will become effective following filing with the Secretary of State of the State of Nevada, which will occur promptly following the 20th day after the mailing of this Information Statement to our stockholders as of the Record Date.

The change of our name to “You On Demand” is in the best interest of our shareholders and will more accurately reflect the nature of our business operations.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding beneficial ownership of our voting stock as of January 10, 2011  (i) by each person who is known by us to beneficially own more than 5% of each class our voting stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group.

		Shares Beneficially Owned(1)
		Common Stock(2)			Series A Preferred Stock(3)		Series B Preferred Stock(4)			% Total Voting Power(5)
Name and Address of Beneficial Owner	Office, If Any	Shares		% of Class	Shares	% of Class	Shares		% of Class
Directors and Officers
Shane McMahon 295 Greenwich St., Apt. 301 New York, NY 10007	Chairman and CEO	160,000,000		24.21%	7,000,000	100%	0		*	63.2%
Marc Urbach 79 Green Hill Rd Springfield, NJ 07081	President, CFO and Director	11,325,001	(6)	*	0	*	0		*	*
Weicheng Liu	Senior Executive Officer and Director	167,826,048	(7)	25.31%	0	*	0		*	12.31%
James Cassano 117 Graham Way Devon, PA 19333	Director	37,500	(8)	*	0	*	0		*	*
Steven Oliveira 18 Fieldstone Ct. New City, NY 10956		64,325,986	(9)	9.74%	0	*	10,266,800	(9)	100%	9.99%
All officers and directors as a group (5 persons named above)		403,514,535		59.15%	7,000,000	100%	10,266,800		100%	80.3%
5% Security Holders
Shane McMahon 295 Greenwich St., Apt. 301 New York, NY 10007	Chairman and CEO	160,000,000		24.21%	7,000,000	100%	0		*	63.2%
Weicheng Liu	Senior Executive Officer and Director	167,826,048	(7)	25.31%	0	*	0		*	12.31%
Oliveira Capital, LLC 18 Fieldstone Ct. New City, NY 10956		64,325,986	(9)	9.74%	0	*	9,066,800	(9)	88.31%	9.99%
Steven Oliveira 18 Fieldstone Ct. New City, NY 10956		64,325,986	(9)	9.74%	0	*	10,266,800	(9)	100%	9.99%

* Less than 1%

(1)
Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to our ordinary shares. For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

(2)	Based on 660,768,745 shares of Common Stock issued and outstanding as of January 10, 2011.

(3)
Based on 7,000,000 shares of Series A Preferred Stock issued and outstanding as of January 10, 2011.  Each share of Series A Preferred Stock is convertible, at any time at the option of the holder, into ten (10) shares of Common Stock (subject to customary adjustments).  Holders of Series A Preferred Stock vote with the holders of Common Stock on all matters and are entitled to ten (10) votes for each one (1) share of Common Stock that is issuable upon conversion of a share of Series A Preferred Stock (meaning that holders of Series A Preferred Stock are currently entitled to 100 votes per share).

(4)
Based on 10,266,800 shares of Series B Preferred Stock issued and outstanding as of January 10, 2011.  Each share of Series B Preferred Stock is convertible, at the holder’s option, into shares of Common Stock on a ten-to-one basis; provided, however, that the holder of Series B Preferred Stock may not convert the Series B Preferred Stock into Common Stock to the extent that such holder would beneficially own in excess of 9.99% of the number of shares of Common Stock of the Company outstanding immediately after giving effect to such conversion.  The holder of Series B Preferred Stock may waive the restriction on the conversion of the Series B Shares into Common Stock upon 61 days’ notice to the Company.  In addition, the holders of Series B Preferred Stock are not entitled to vote on matters submitted to a vote of the shareholders of the Company on an as-converted basis.

(5)	Represents total voting power with respect to all shares of our Common Stock and Series A Preferred Stock.

(6)
Includes 75,000 shares underlying options exercisable within 60 days at $1.00 per share and 11,250,001 shares underlying options exercisable within 60 days at $0.04 per share. Does not include options to purchase an additional 25,000 shares at $1.00 which are not yet exercisable.

(7)
Includes 1,000,000 shares underlying warrants to purchase shares of Common Stock at an exercise price of $2.00 and 1,278,700 shares underlying warrants to purchase shares of Common Stock at an exercise price of $0.60.

(8)	Includes 37,500 shares underlying options exercisable within 60 days at $0.45 per share. Does not include options to purchase an additional 12,500 shares at $0.45 which are not yet exercisable.

(9)
Mr. Steven Oliveira is the sole member of Oliveira Capital, LLC and has voting and dispositive over securities owned by Oliveira Capital, LLC. See Note 4 above with respect to Shares of Series B Preferred Stock and the restrictions on conversion thereof.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington DC 20549. You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC. The address of that site is www.sec.gov. Copies of these documents may also be obtained by writing our secretary at the address specified above.

Appendix A

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.  Name of corporation:
China Broadband, Inc.

2.  The articles have been amended as follows: (provide article numbers, if available)
ARTICLE I is hereby amended to read: "The name of the Corporation is YOU On Demand Holdings, Inc."

3.  The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:  67.9%

4. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

5.  Signature: (required)

X
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State Amend Profit-After
This form must be accompanied by appropriate fees.	Revised: 3-6-09